                                                                    Exhibit 24.1

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 3(rd) day of December, 1999.

                                        /s/ ROBERT BARKER
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                                        Robert Barker

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 6(th) day of December, 1999.

                                        /s/ JOHN SEELY BROWN
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                                        John Seely Brown

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 3(rd) day of December, 1999.

                                        /s/ JOHN H. FOSTER
       -------------------------------------------------------------------------
                                        John H. Foster

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 6(th) day of December, 1999.

                                        /s/ NORMAN E. GARRITY
       -------------------------------------------------------------------------
                                        Norman E. Garrity

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 6(th) day of December, 1999.

                                        /s/ GORDON GUND
       -------------------------------------------------------------------------
                                        Gordon Gund

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 6(th) day of December, 1999.

                                        /s/ JAMES R. HOUGHTON
       -------------------------------------------------------------------------
                                        James R. Houghton

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 8(th) day of December, 1999.

                                        /s/ JAMES W. KINNEAR
       -------------------------------------------------------------------------
                                        James W. Kinnear

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 3(rd) day of December, 1999.

                                        /s/ JOHN W. LOOSE
       -------------------------------------------------------------------------
                                        John W. Loose

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 4(th) day of December, 1999.

                                        /s/ JAMES J. O'CONNOR
       -------------------------------------------------------------------------
                                        James J. O'Connor

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 3(rd) day of December, 1999.

                                        /s/ CATHERINE A. REIN
       -------------------------------------------------------------------------
                                        Catherine A. Rein

                              CORNING INCORPORATED

                            ------------------------

                               POWER OF ATTORNEY

                            ------------------------

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 24,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of Oak Industries, Inc., a Delaware corporation, and the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of Oak Industries, Inc. to purchase shares of the capital stock of Oak Industries, Inc.), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said deferred compensation obligations, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS HEREOF, the undersigned has subscribed these presents this 3(rd) day of December, 1999.

                                        /s/ H. ONNO RUDING
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                                        H. Onno Ruding